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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 20, 2004


                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


            OHIO                            1-2299               34-0117420
            ----                            ------               ----------
(State or Other Jurisdiction of        (Commission File       (I.R.S. Employer
Incorporation or Organization)              Number)          Identification No.)


                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

         On August 20, 2004, The Moore Family 2004 Settlement Trust, entered into a Rule 10b5-1 Sales Plan with Citigroup Global Markets Inc., to sell up to 50,000 shares of Applied Industrial Technologies, Inc. ("Applied") common stock.
J. Michael Moore, an Applied director, and his family are beneficiaries of the irrevocable family trust. Mr. Moore has disclaimed beneficial ownership of the shares.

         A copy of the stock sale plan is attached as Exhibit 99 to this Form.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         ---------

         Exhibit No. 99     Rule 10b5-1 Sales Plan entered into as of August 20,
                            2004 between The Moore Family 2004 Settlement Trust and Citigroup Global Markets Inc.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                           (Registrant)



                                           By:  /s/ Fred D. Bauer
                                               -------------------------------
                                                Fred D. Bauer
                                                Vice President-General Counsel
                                                & Secretary


Date:  August 26, 2004


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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

    99 Rule 10b5-1 Sales Plan entered into as of August 20, 2004 between The Moore Family 2004 Settlement Trust and Citigroup Global Markets Inc.